UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On March 12, 2008, The Providence Service Corporation (the “Company”) announced earnings for the quarter and year ended December 31, 2007, and provided revenue and earnings guidance for the first quarter of 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2008, the Compensation Committee of the Company’s board of directors approved a discretionary cash bonus for the following executive officers: Fletcher McCusker, the Company’s chief executive officer, Craig Norris, the Company’s chief operating officer, Michael Deitch, the Company’s chief financial officer, and Fred Furman, the Company’s executive vice president and general counsel. Messrs. McCusker, Norris, Deitch and Furman received a cash bonus of $450,000, $400,000, $375,000 and $375,000, respectively, based on a compensation package that recognizes the executive’s performance, long-term potential, the Company’s performance and growth, including the closing of several acquisitions, responsibilities and experience within the context of the market data as well as internal comparisons of pay within the executive group.

The discretionary cash bonuses described above are consistent with the compensation recommendations of Mercer (US) Inc. (“Mercer”) a compensation consultant retained by the Compensation Committee to provide information, analyses, and advice regarding executive compensation. Prior to the recent increases in the executive officers’ annual base salaries reported on the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2008 and the discretionary cash bonuses described above, the Company’s executive compensation program approximated the 25th percentile of the market data analyzed by Mercer. Data provided by Mercer does not represent the sole benchmark used to set compensation for the executive officers. Target total compensation of the Company’s executive officers, including its chief executive officer, is determined after reviewing the executive’s performance, long-term potential, responsibilities and experience within the context of the market data. In addition to these factors, the Compensation Committee also considers internal comparisons of pay within the executive group.

Item 7.01	Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Company’s Press Release dated March 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: March 14, 2008	By:	/s/ Michael N. Deitch
	Name: Title:	Michael N. Deitch Chief Financial Officer